Exhibit 99.1

Avadel Pharmaceuticals plc

Unaudited Pro Forma Condensed Combined Financial Information

Overview

On February 16, 2018, Avadel Pharmaceuticals plc (the “Company”), together with its subsidiaries Avadel Pharmaceuticals (USA), Inc., Avadel Pediatrics, Inc., FSC Therapeutics LLC (“FSC Therapeutics”), and Avadel US Holdings, Inc. (“Holdings”), as the “Sellers,” completed the previously announced disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™, together with certain associated business assets (the “Pediatrics Business”) – to Cerecor, Inc. (“Cerecor”), pursuant to the terms of an asset purchase agreement between the Sellers and the Buyer dated as of February 12, 2018 (the “Purchase Agreement”). Certain additional details of the Purchase Agreement and the transactions contemplated thereby (collectively, the “Transaction”) were set forth in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 12, 2018.

Pro forma Financial Information

Set forth below are the following:

•	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 (and notes thereto).

•	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016 (and notes thereto).

•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the nine months ended September 30, 2017 (and notes thereto).

•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the twelve months ended December 31, 2016 (and notes thereto).

Basis of Presentation

The unaudited pro forma condensed combined financial statements reflect adjustments to the Company’s historical financial results as reported under the U.S. Generally Accepted Accounting Principles ("GAAP") in connection with the Transaction. The unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the unaudited pro forma condensed combined statement of income (loss) for the twelve months then ended give effect to the sale of the Pediatrics Business as if the Transaction occurred on February 5, 2016 (the date the Pediatrics Business was acquired). The unaudited pro forma condensed combined balance sheet as of September 30, 2017 and the unaudited pro forma condensed combined statement of income (loss) for the nine months then ended give effect to the sale of the Pediatrics Business as if the Transaction occurred on January 1, 2017.

The unaudited pro forma condensed combined financial statements included below are being provided for information purposes only and are not necessarily indicative of the results of operations or financial position that would have resulted if the Transaction had actually occurred on the date indicated and are not intended to project the Company’s results of operations or financial position for any future period. The pro forma adjustments are based on available information and assumptions that the Company believes are attributable to the sale of the Pediatrics Business, are factually supportable, and with respect to the statement of income (loss), have continuing impact on the consolidated results.

The unaudited pro forma condensed combined financial statements and the accompanying notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Avadel Pharmaceuticals plc

Unaudited Pro Forma Condensed Combined Balance Sheet

	As of September 30, 2017
(in thousands)	As Reported	(1) Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$37,449	$-	$37,449
Marketable securities	78,161	-	78,161
Accounts receivable	24,080	-	24,080
Other current assets	9,243	445	8,798
Total current assets	148,933	445	148,488
Goodwill	18,491	-	18,491
Intangible assets, net	94,256	18,495	75,761
Other long-term assets	15,747	190	15,557
Total assets	$277,427	$19,130	$258,297

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of long-term related party payable	$30,986	$1,902	$29,084
Accounts payable and accrued expenses	56,561	-	56,561
Other current liabilities	9,761	-	9,761
Total current liabilities	97,308	1,902	95,406
Long-term related party payable, less current portion	76,131	20,793	55,338
Other long-term liabilities	7,525	-	7,525
Total liabilities	180,964	22,695	158,269

Total shareholders' equity	96,463	(3,565)	100,028
Total liabilities and shareholders' equity	$277,427	$19,130	$258,297

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(1)	The divestiture adjustments include the reversal of certain assets and liabilities related to the disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™. No adjustments have been made to give effect to the Deerfield and Armistice Guarantees and the impact of Avadel’s retained obligation related to a certain supply contract.

Avadel Pharmaceuticals plc

Unaudited Pro Forma Condensed Combined Balance Sheet

	As of December 31, 2016
(in thousands)	As Reported	(1) Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$39,215	$-	$39,215
Marketable securities	114,980	-	114,980
Accounts receivable	17,839	-	17,839
Other current assets	9,152	1,623	7,529
Total current assets	181,186	1,623	179,563
Goodwill	18,491	-	18,491
Intangible assets, net	22,837	19,577	3,260
Other long-term assets	22,968	230	22,738
Total assets	$245,482	$21,430	$224,052

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of long-term related party payable	$34,177	$1,233	$32,944
Accounts payable and accrued expenses	24,327	-	24,327
Other current liabilities	3,917	-	3,917
Total current liabilities	62,421	1,233	61,188
Long-term related party payable, less current portion	135,170	21,057	114,113
Other long-term liabilities	5,822	-	5,822
Total liabilities	203,413	22,290	181,123

Total shareholders' equity	42,069	(860)	42,929
Total liabilities and shareholders' equity	$245,482	$21,430	$224,052

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(1)	The divestiture adjustments include the reversal of certain assets and liabilities related to the disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™. No adjustments have been made to give effect to the Deerfield and Armistice Guarantees and the impact of Avadel’s retained obligation related to a certain supply contract.

Avadel Pharmaceuticals plc

Unaudited Pro Forma Condensed Combined Statement of Income (Loss)

	Nine months ended September 30, 2017
(in thousands)	As Reported	(1) Adjustments	Pro Forma
Total revenue	$138,493	$5,341	$133,152

Operating expenses:
Cost of products and services sold	12,253	2,194	10,059
Research and development expenses	22,093	20	22,073
Selling, general and administrative expenses	35,804	9,300	26,504
Changes in fair value of related party contingent consideration	(30,107)	1,336	(31,443)
Other costs	4,865	1,080	3,785
Total operating expenses	44,908	13,930	30,978
Operating income (loss)	93,585	(8,589)	102,174
Other nonoperating income (expense)	4,761	(766)	5,527
Income (loss) before income taxes	98,346	(9,355)	107,701
Income tax provision (benefit)	21,830	(2,806)	24,636
Net income (loss)	$76,516	$(6,549)	$83,065

Net income per share - basic	$1.87		$2.03
Net income per share - diluted	1.81		1.97

Weighted average number of shares outstanding - basic	40,839		40,839
Weighted average number of shares outstanding - diluted	42,194		42,194

Notes to Unaudited Pro Forma Condensed Combined Statement of Income (Loss)

(1)	The divestiture adjustments include the reversal of certain results of operations related to the disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™. No adjustments have been made to give effect to the Deerfield and Armistice Guarantees and the impact of Avadel’s retained obligation related to a certain supply contract.

Avadel Pharmaceuticals plc
Unaudited Pro Forma Condensed Combined Statement of Income (Loss)

	Twelve months ended December 31, 2016
(in thousands)	As Reported	(1)(2) Adjustments	Pro Forma
Total revenue	$150,246	$5,985	$144,261
			-
Operating expenses:
Cost of products and services sold	13,248	2,929	10,319
Research and development expenses	34,611	22	34,589
Selling, general and administrative expenses	44,179	9,710	34,469
Changes in fair value of related party contingent consideration	49,285	1,076	48,209
Other costs	13,888	1,324	12,564
Total operating expenses	155,211	15,061	140,150
Operating income (loss)	(4,965)	(9,076)	4,111
Other nonoperating expenses	(4,753)	(1,099)	(3,654)
Income (loss) before income taxes	(9,718)	(10,175)	457
Income tax provision (benefit)	31,558	(3,184)	34,742
Net loss	$(41,276)	$(6,991)	$(34,285)

Net loss per share - basic	$(1.00)		$(0.83)
Net loss per share - diluted	(1.00)		(0.83)

Weighted average number of shares outstanding - basic	41,248		41,248
Weighted average number of shares outstanding - diluted	41,248		41,248

Notes to Unaudited Pro Forma Condensed Combined Statement of Income (Loss)

(1)	The divestiture adjustments include the reversal of certain results of operations related to the disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™. No adjustments have been made to give effect to the Deerfield and Armistice Guarantees and the impact of Avadel’s retained obligation related to a certain supply contract.

(2)	The Adjustments column includes results of the Pediatric Business from February 5, 2016 (date of acquisition) through December 31, 2016.